                                                                    EXHIBIT 12.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 17CFR 240.13A-14(A),
         AS ADOPTED PURSUANT TO SS.302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tzvika Shukhman, certify that:

     1.   I have reviewed this annual report on Form 20-F, as amended by this
          Amendment No. 1 on Form 20-F/A, of Metalink Ltd.;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
          13a-15(f) and 15d-15(f)) for the company and have:

          a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
               preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c)   evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d)   disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

     5.   The company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and the audit committee of company's board of directors (or persons performing the equivalent functions):

          a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

          b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

Date: January 24, 2011                         BY: /S/ Tzvika Shukhman
                                               -----------------------

                                               Name:    Tzvika Shukhman
                                               Title:   Chief Executive Officer